Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-270372) pertaining to the Amended and Restated 2015 Equity Incentive Plan and Amended and Restated 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(2)
Registration Statement (Form S-8 No. 333-263591) pertaining to the Amended and Restated 2015 Equity Incentive Plan and Amended and Restated 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(3)
Registration Statement (Form S-8 No. 333-258077) pertaining to the Amended and Restated 2015 Equity Incentive Plan of TRACON Pharmaceuticals, Inc.,
(4)
Registration Statement (Form S-8 No. 333-253546) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(5)
Registration Statement (Form S-8 No. 333-236732) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(6)
Registration Statement (Form S-8 No. 333-229988) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(7)
Registration Statement (Form S-8 No. 333-223333) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(8)
Registration Statement (Form S-8 No. 333-216347) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(9)
Registration Statement (Form S-8 No. 333-209592) pertaining to the 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(10)
Registration Statement (Form S-8 No. 333-201808) pertaining to the 2011 Equity Incentive Plan, 2015 Equity Incentive Plan and 2015 Employee Stock Purchase Plan of TRACON Pharmaceuticals, Inc.,
(11)
Registration Statement (Form S-1 No. 333-272100) of TRACON Pharmaceuticals, Inc.,
(12)
Registration Statement (Form S-1 No. 333-239574) of TRACON Pharmaceuticals, Inc.,
(13)
Registration Statement (Form S-1 No. 333-234651) of TRACON Pharmaceuticals, Inc.,
(14)
Registration Statement (Form S-3 No. 333-270589) of TRACON Pharmaceuticals, Inc.,
(15)
Registration Statement (Form S-3 No. 333-263590) of TRACON Pharmaceuticals, Inc.,
(16)
Registration Statement (Form S-3 No. 333-248593) of TRACON Pharmaceuticals, Inc., and
(17)
Registration Statement (Form S-3 No. 333-224809) of TRACON Pharmaceuticals, Inc.

of our report dated March 5, 2024, with respect to the consolidated financial statements of TRACON Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) of TRACON Pharmaceuticals, Inc. for the year ended December 31, 2023.

/s/ Ernst & Young LLP

San Diego, California

March 5, 2024